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                                                           EXHIBIT 10.83





                               FLEET NATIONAL BANK
                               One Federal Street
                                Boston, MA 02211

                        THE FIRST NATIONAL BANK OF BOSTON
                               100 Federal Street
                                Boston, MA 02110

                                KEY BANK OF MAINE
                                286 Water Street
                                Augusta, ME 04332

                                 August 30, 1996

American Skiing Company
Sunday River Skiway Corporation
Sunday River Ltd.
Perfect Turn, Inc.
Sunday River Transportation Inc.
LBO Holding, Inc.
Cranmore, Inc.
Sugarbush Resort Holdings Inc.
Sugarbush Leasing Company
Sugarbush Restaurants, Inc.
S-K-I Ltd.
Killington, Ltd.
Mount Snow Ltd.
Waterville Valley Ski Area Ltd.
Pico Ski Area Management Company
Resort Software Services, Inc.
Killington Restaurants
Resorts Technologies, Inc.
Dover Restaurants, Inc.
Deerfield Operating Company
Mountain Wastewater Treatment, Inc.
c/o American Skiing Company
P.O. Box 450
Bethel, ME  04217

Ladies and Gentlemen:

      Reference is made to that certain Credit Agreement dated as of June 28, 1996, as from time to time in effect (the "Credit Agreement"), by and among American Skiing Company, a Maine corporation ("American Ski"), certain of its subsidiaries (together with American Ski, the "Borrowers"), Fleet National Bank, as agent (the "Agent") and the lenders party thereto

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(the "Lenders"). All capitalized terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

      You have informed us that S-K-I, a Borrower under the Credit Agreement and a wholly-owned subsidiary of American Ski, is exercising its right to purchase the Sugarloaf Minority Interests (the "Acquisition"). You have also informed us that in connection with the Acquisition, S-K-I is entering into a letter agreement (the "Sugarloaf Letter Agreement") whereby S-K-I has agreed to pay, in addition to the purchase price, an additional performance-based purchase price for the shares (the "Additional Purchase Price"). The Acquisition and the Sugarloaf Letter Agreement require certain consents under and modifications of the Credit Agreement.

      The Agent, the Lenders and the Borrowers hereby agree as follows:

      1. The incurrence of Indebtedness by S-K-I under the Sugarloaf Letter Agreement will be deemed permitted Indebtedness pursuant to Section 9.1 of the Credit Agreement.

      2. The purchase of the Sugarloaf Minority Interests and the payment, if any, of the Additional Purchase Price in accordance with the terms of the Sugarloaf Letter Agreement, will be deemed a permitted Distribution pursuant to
Section 9.8 of the Credit Agreement. Not less than five (5) Business Days prior to making any payments of the Additional Purchase Price under the Sugarloaf Letter Agreement, S-K-I shall provide the Agent with written notice of the amount of such payment and the calculation thereof.

      3. The purchase of the Sugarloaf Minority Interests and the payment, if any, of the Additional Purchase Price in accordance with the terms of the Sugarloaf Letter Agreement, will be deemed a permitted transaction with Affiliates pursuant to Section 9.10 of the Credit Agreement.

      4. Schedules 5.2, 5.4, 5.13, 5.16 and 5.25 to the Credit Agreement shall be deleted in their entirety and the new Schedules 5.2, 5.4, 5.13, 5.16 and 5.25, attached hereto, shall be substituted thereof.

      EXECUTED as an instrument under seal as of the date first written above.

                                    AGENT:

                                    FLEET NATIONAL BANK, as Agent


                                    By: /s/  David B. Henderson
                                        ----------------------------
                                          Name:   David B. Henderson
                                          Title:  Vice President


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                                    LENDERS:

                                    FLEET NATIONAL BANK


                                    By:   /s/ David B. Henderson
                                          ---------------------------
                                          Name:    David B. Henderson
                                          Title:   Vice President


                                    THE FIRST NATIONAL BANK OF BOSTON


                                    By:   /s/ Andrew T. Fay
                                          ---------------------
                                          Name:   Andrew T. Fay
                                          Title:  Vice President


                                    KEY BANK OF MAINE


                                    By:   /s/ Richard E. Rummler
                                          -----------------------
                                          Name: Richard E. Rummler
                                          Title:  Senior Vice President


                                    AMERICAN SKIING COMPANY
                                    SUNDAY RIVER SKIWAY CORPORATION
                                    SUNDAY RIVER LTD.
                                    PERFECT TURN, INC.
                                    SUNDAY RIVER TRANSPORTATION INC.
                                    LBO HOLDING, INC.
                                    CRANMORE, INC.
                                    SUGARBUSH RESORT HOLDINGS INC.
                                    SUGARBUSH LEASING COMPANY
                                    SUGARBUSH RESTAURANTS, INC.
                                    S-K-I LTD.
                                    KILLINGTON, LTD.
                                    MOUNT SNOW LTD.
                                    WATERVILLE VALLEY SKI AREA LTD.
                                    PICO SKI AREA MANAGEMENT COMPANY
                                    RESORT SOFTWARE SERVICES, INC.
                                    KILLINGTON RESTAURANTS
                                    RESORTS TECHNOLOGIES, INC.
                                    DOVER RESTAURANTS, INC.
                                    DEERFIELD OPERATING COMPANY
                                    MOUNTAIN WASTEWATER TREATMENT, INC.



                                    By:   /s/ Thomas M. Richardson
                                          ------------------------
                                          Name: Thomas M. Richardson
                                          Title:  Treasurer


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